NASDAQ Global Market: MTBC, MTBCP

Q4 and Full Year 2019 Results

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "goals", "intend", "likely", "may", "plan", "potential", "predict", "project", "will" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating CareCloud and other acquired businesses into our infrastructure;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Protect and enforce intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as executive chairman, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our Series A Preferred Stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have; and;
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.mtbc.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Hosts for MTBC Fourth Quarter 2019 Earnings Call

Mahmud Haq	Executive Chairman
Stephen Snyder	Chief Executive Officer
A. Hadi Chaudhry	President
Bill Korn	Chief Financial Officer
Kim Grant	General Counsel
Shruti Patel	President, Telehealth
Alfonso Nardi	VP of Strategic Initiatives
Juan Molina	President, CareCloud

Revenue Growth: 2013 – 2019 plus 2020 guidance

($ in millions)



2013 – 2019 Historical CAGR: 35%
$10.5
$18.3
$23.1
$24.5
$31.8
$50.5
$64.4
$100-102
2019 – 2020:
55% - 58% Growth
2013
2014
IPO
2015
2016
2017
2018
2019
2020
Guidance
Range
Guidance
Actual

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA: 2013 – 2019 plus 2020 guidance



($ in millions)
$1.1
($1.7)
($0.7)
($0.6)
$2.3
$4.8
$8.1
$12-13
2019 – 2020:
48% - 60% Growth
2013
2014
IPO
2015
2016
2017
2018
2019
2020
Guidance
Range
Guidance
Actual

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Healthcare Providers Facing Unprecedented Challenges

Transition to More Complex Payment Models

Consumerism & Patient Obligation



Administrative & Regulatory Burden

Consolidation & Rollups

MTBC Overview

MTBC is a healthcare IT leader delivering the industry's most comprehensive suite of cloud-based solutions and business services.

70+	10M+	15,000+	$7B+	2,800+
Specialties	Patient Lives	Providers	A/R Under Management	Employees



Gartner Digital Markets
Capterra GetApp Software Advice

Available on the App Store — 4.6

#1 Cloud-Based EHR
#1 Practice Management Software

Practice Management	Electronic Health Records	Revenue Cycle Management	Patient Experience Management
Telemedicine	Group Purchasing Organization	Business Intelligence	App Ecosystem

** Details reflect MTBC family of companies as of 2/28/2020, including CareCloud. For additional details, please see appendix.*

A Uniquely Comprehensive Value Proposition


Electronic
Health Records
MIPS &
MACRA
Revenue Cycle
Management
Practice Management
Prior Authorization &
Referral Management
Patient Experience
Management
Credentialing
Analytics
Coding Services
Mobile Apps
Telehealth
Full Billing
Services
Group
Purchasing
Organization

We believe that we have the most comprehensive software & services offering in the market

A Multi-faceted Growth Strategy

A Unique Healthcare® IT Company

Organic Growth

Increased spending on marketing & sales, historically <4% of revenue

Focus on cross-selling and expanding share-of-wallet

Partnerships

Turn smaller competitors into customers

Leverage MTBC's technology and/or offshore team

Acquisitions

Acquire RCM companies and complementary businesses

Leverage efficiency and lower costs to grow adjusted EBITDA

Acquisitions: CareCloud

MTBC A Unique Healthcare IT Company

A Transformative Market Opportunity

- **Acquired January 8, 2020**
- **Proprietary, integrated, highly rated, cloud-based SaaS platform**
- **~750 practices, ~4,500 providers**
- **Continuing annualized recurring revenues > $30 M**
- **Purchase price: ~$36 M plus $3 M potential performance earn-out and warrants**
- **Aggressive R&D spending historically with resulting net losses***
- **Accretive to earnings for 2020**



TUES
12
DIAGNOSES
M19.029

Comprehensive Software Solutions for Physician Practices

Central PM Software	Charts EHR Software
Breeze PXM Software	Concierge RCM Software & Services

CareCloud

**Estimated net loss of $26.3 million during 2018, the most recent year with audited financial results*

MTBC A Unique Healthcare IT Company

talkMD™

Virtual Healthcare System


talkEHR
Schedule
Cash Register
00:01:45

2019 Highlights


Revenue
+27%
$50.5
$64.4
2018
2019
Net loss
+$1.3 M
(4%) margin
(1%) margin
($2.1)
($0.9)
2018
2019
Adjusted net income
+94%
$3.5
7% margin
$6.7
10% margin
2018
2019
Adjusted EBITDA
+69%
$4.8
9% margin
$8.1
13% margin
2018
2019

($ in millions. Percent change reflects 2018 to 2019)

See reconciliations of non-GAAP results in the Appendix

2019 Financial Results

		2019 Results
• **Revenue**	27% growth over 2018	$64.4 M
• **Operating income**	$2.6 M improvement compared to $2.5 M operating loss in 2018	$0.1 M
• **Net loss**	$1.3 M improvement compared to $2.1 M net loss in 2018 • Non-cash depreciation and amortization was $3.0 M, approximately three times the net loss for the year	($0.9 M)
• **Adjusted EBITDA**	69% growth compared to 2018	$8.1 M
• **Adjusted net income**	94% growth compared to 2018; $0.55 per share	$6.7 M
• **Cash flow from operations**	Increased 12% compared to 2018	$7.6 M

See reconciliations of non-GAAP results in the Appendix

Fourth Quarter 2019 Highlights



Operating income
+$1.7 M
$0.9
(5%)
margin
5%
margin
($0.9)
Q4 2018
Q4 2019
Net income
+$909 K
$0.3
(3%)
margin
2%
margin
($0.6)
Q4 2018
Q4 2019
Adjusted net income
+138%
$2.4
$1.0
6%
margin
15%
margin
Q4 2018
Q4 2019
Adjusted EBITDA
+98%
$2.8
$1.4
9%
margin
18%
margin
Q4 2018
Q4 2019

Q4 2018 included approx. $1 million of revenue from clients that had terminated or shown intent to terminate

($ in millions. Percent change reflects Q4 2018 to Q4 2019)

See reconciliations of non-GAAP results in the Appendix

Fourth Quarter 2019 Financial Results

		Q4 2019 Results
• **Revenue**	5% decline from Q4 2018 • Fourth quarter 2018 included approx. $1 M of revenues from Orion clients who indicated the intent of terminating at the time of the Orion acquisition	**$15.8 M**
• **Operating income**	$1.7 M improvement compared to Q4 2018	**$0.9 M**
• **Net income**	$909 K improvement compared to Q4 2018	**$0.3 M**
• **Adjusted EBITDA**	98% growth compared to Q4 2018	**$2.8 M**
• **Adjusted net income**	138% growth compared to Q4 2018	**$2.4 M**

See reconciliations of non-GAAP results in the Appendix

Revenue Growth: 2013 – 2019 plus 2020 guidance

($ in millions)


2013 – 2019 Historical CAGR: 35%
$10.5
$18.3
$23.1
$24.5
$31.8
$50.5
$64.4
$100-102
2019 – 2020:
55% - 58% Growth
2013
2014
IPO
2015
2016
2017
2018
2019
2020
Guidance
Range
Guidance
Actual

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA: 2013 – 2019 plus 2020 guidance



($ in millions)
$1.1
($1.7)
($0.7)
($0.6)
$2.3
$4.8
$8.1
$12-13
2019 – 2020:
48% - 60% Growth
2013
2014
IPO
2015
2016
2017
2018
2019
2020
Guidance
Range
Guidance
Actual

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Thank You



NASDAQ: MTBC
$6.93
Company Overview

Corporate Website www.mtbc.com

Investor Relations page ir.mtbc.com

Investor Inquiries

Bill Korn, CFO
bkorn@mtbc.com

Matt Kreps, Darrow IR
mkreps@darrowir.com
(214) 597-8200


talkEHR
iRx
TUES
12
MT
BC

Appendix

Non-GAAP Financial Measures Reconciliation and Definitions

MTBC A Unique Healthcare IT Company

($000s) Adjusted EBITDA	2014	2015	2016	2017	2018	2019	Q4 2019
Net (loss) income	$ (4,509)	$ (4,688)	$ (8,797)	$ (5,565)	$ (2,138)	$ (872)	$ 332
Provision (benefit) for income taxes	176	138	197	68	(157)	193	91
Net interest expense	157	262	646	1,307	250	121	39
Foreign exchange / other expense	135	(170)	53	(249)	(435)	827	419
Stock-based compensation expense	259	629	1,928	1,487	2,464	3,215	891
Depreciation and amortization	2,791	4,599	5,108	4,300	2,854	3,006	598
Transaction, integration, restructuring & impairment cost	1,076	341	976	791	1,891	1,955	416
Change in contingent consideration	(1,811)	(1,786)	(716)	152	73	(344)	-
Adjusted EBITDA	$ (1,726)	$ (675)	$ (605)	$ 2,291	$ 4,802	$ 8,101	$ 2,786

($000s) Adjusted Net Income	2014	2015	2016	2017	2018	2019	Q4 2019
Net (loss) income	$ (4,509)	$ (4,688)	$ (8,797)	$ (5,565)	$ (2,138)	$ (872)	$ 332
Foreign exchange / other expense	135	(170)	53	(249)	(435)	827	419
Stock-based compensation expense	259	629	1,928	1,487	2,464	3,215	891
Amortization of purchased intangible assets	2,503	4,119	4,397	3,393	1,828	1,877	328
Transaction, integration, restructuring & impairment cost	1,076	341	976	791	1,891	1,955	416
Change in contingent consideration	(1,811)	(1,786)	(716)	152	73	(344)	-
Income tax expense (benefit) related to goodwill	-	172	175	27	(208)	80	50
Non-GAAP Adjusted Net Income	$ (2,347)	$ (1,383)	$ (1,984)	$ 36	$ 3,475	$ 6,738	$ 2,434

Definitions:

- Number of providers includes all providers using any offerings
- Patient lives are patients serviced by RCM and SaaS clients during 2019
- Annualized AR under management is the annualized charges for RCM and SaaS clients as of February 2020